Gulf South Investor
Conference
May 15, 2013
Ernie Pinner
Chairman & CEO
CenterState Banks, Inc. Holding Company
Jim Antal
CFO
CenterState Banks, Inc. Holding Company
John Corbett
President & CEO
CenterState Bank of Florida, N.A.
Exhibit 99.1

This presentation contains forward-looking statements, as defined by Federal Securities
Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks, Inc. (CSFL). These statements are provided to assist in the understanding of future financial performance. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q and Form 10-K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement
2

Company Overview

- ✓
- ✓
- ✓
- ✓

Jacksonville
75
95
4
Orlando
95
Tampa
Winter Haven
75
Lake Okeechobee
95
75

27
24
6
56
65
Nashville
Winston-Salem
3
87
46
Atlanta
6
Birmingham
127
8
1
91

CenterState
BANKS, INC.

Correspondent Banking Market
Data as of  3/31/13
•
Headquartered in Davenport, FL
$2.4 billion in assets
$1.4 billion in loans
$2.0 billion in deposits
•
Company formed:  June 2000
1 Subsidiary Bank
Corporate Overview

• CAPITAL - Total Risk-Based Capital Ratio – 18.5%
TCE Ratio – 9.6%
• LIQUIDITY - Loans / Assets - 59%
Loans / Deposits – 70%
• DEPOSITS - 79% Non Time Deposits
21% Time Deposits
• LOANS WITH THIRD PARTY PROTECTION – 20%
20% of loans are covered by loss sharing agreements with the FDIC
• ASSETS WITH THIRD PARTY PROTECTION – 38%
*
38% -
Backed by the United States
• LOW CONCENTRATION LEVELS
**
CRE at 105%
of capital  vs. 300% guidance
CD&L at 15%
of capital vs. 100% guidance
*  Includes cash and cash equivalents, AFS securities issued by U.S. Government Sponsored Entities, FDIC covered assets, and FHLB and FRB stock.
**Excludes FDIC covered loans
Conservative Balance Sheet as of March 31, 2013

Ocala National Bank
Olde Cypress Community Bank
Independent National Bank of Ocala
Community National Bank of Bartow
Central Florida State Bank
First Guaranty Bank & Trust Co.
TD Bank divesture in Putnam
Federal Trust Acquisition from
The Hartford Insurance Company
Opportunistic through the Crisis
Non – FDIC Acquisitions FDIC Acquisitions
New Fee-Based Business Lines Strategic Expansion & Management Lift-Outs
Correspondent Banking Division
Prepaid Card Division
Wealth Management Division
Trust Department
Vero Beach
Okeechobee
Jacksonville

40.00%
30.00%
20.00%
10.00%
0.00%
28.85%
25.98%
15.73%
0.54%
CSFL
Southeastern Peers
SNL Small Cap US Bank & Thrift
FL Peers

CSFL
SNL Small Cap US Bank & Thrift
Southeastern Peers
FL Peers
0.00%
-20.00%
-40.00%
-60.00%
-80.00%
-29.50%
-33.78%
-39.21%
-74.40%

CenterState BANKS, INC.

One Year: 12/31/11 – 12/31/12  Five Year: 12/31/07 – 12/31/12
Stock Price Change %
Source: SNL Financial
SNL Small Cap U.S. Bank & Thrift : Includes all publicly traded (NYSE, NYSE MKT, NASDAQ, OTC) Banks and Thrifts in SNL's coverage universe with $250M to $1B Total Common Market Capitalization as of most recent pricing data
.
Southeastern Peers include ABCB, PNFP, RNST, SCBT, UBSH and UCBI.
Florida Peers include all publicly traded banks headquartered in Florida with total assets between $500 million and $5 billion as of MRQ.

Earnings on the Rise

$15
$10
$5
$0
($5)
($10)
$ in millions
$7.8
$3.4
($6.2)
($5.9)
$7.9
$9.9
2007
2008
2009
2010
2011
2012

$30
$20
$10
$0
$ in millions
$13.6
$10.0
$16.2
$18.1
$16.1
$29.0
2007
2008
2009
2010
2011
2012

CenterState BANKS, INC.

Net Income
1. Pre-tax pre-provision income (“PTPP”) is a non-GAAP measure that is defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Profitability Metrics – 6 Years

Pre-Tax Pre-Provision Income¹

$10
$8
$6
$4
$2
$0
$ in millions
$6.4
$1.3
$8.2
$3.7
$7.9
$2.6
$6.9
$2.2
$7.3
$4.6
1Q12
2Q12
3Q12
4Q12
1Q13
Pre-Tax, Pre-Provision Income
Net Income

✓

✓

✓

CenterState BANKS, INC.

10
Profitability Metrics – 5 Quarters
1. Pre-tax pre-provision income (“PTPP”) is a non-GAAP measure that is defined as income (loss) before income tax excluding provision for loan losses, gain on sale of available for sale securities, income from FDIC loan pool impairment, OREO indemnification income from FDIC, other credit related costs including losses on repossessed real estate and other assets, other foreclosure related expenses., and non-recurring items.
Pre-Tax Pre-Provision
Income¹
& Net Income
1Q13 Results:
$0.15/sh on $4.6M net income
Margin expansion to 4.64% (4.27%)
Lower provision expense

4.75%
4.50%
4.25%
4.00%
3.75%
4.03%
4.03%
4.33%
4.19%
4.30%
4.19%
4.31%
4.25%
4.64%
4.27%
1Q12
2Q12
3Q12
4Q12
1Q13
NIM, as reported
NIM, as adjusted*

CenterState BANKS, INC.

11 11 Net Interest Margin * Excluding accelerated accretion related to ASC 310-10 loans and other adjustments

$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$ in millions
$10.1
$7.8
$4.5
$2.9
$1.6
$1.3
$1.1
$0.7
$0.1
$0.0
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

CenterState BANKS, INC.

12

FDIC Indemnification Asset
as of March 31, 2013
$28M
FDIC
Reimbursement
Write-Off
$35M
Collect from Borrower
(or sale of OREO)
$70M Expected reimbursements from FDIC for 80% of expected losses
$28M Previously expected reimbursements for previously expected losses no longer expected
$98M Total indemnification assets
Written off over the lesser of the remaining expected life of the related loan pool(s) or the remaining term of the related loss share agreement(s).
Amortization of Indemnification Asset ($28M)

$8.0
$6.0
$4.0
$2.0
$0.0
$ in millions
$2.5
$0.0
$2.8
$0.2
$2.9
$0.7
$5.3
$0.5
$6.5
$0.3
$5.8
$0.7
$6.0
$1.5
$7.7
$2.2
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Interest income
Amortization expense

12.0%
9.0%
6.0%
3.0%
0.0%
5.51%
4.09%
6.21%
4.32%
6.80%
3.93%
6.69%
4.65%
7.51%
5.13%
7.03%
4.48%
7.71%
4.13%
11.06%
5.73%
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Yield on covered loans
Combine net yield on covered loans minus amortization expense

CenterState BANKS, INC.

Indemnification Asset (“IA”) amortization and its relationship with FDIC covered loan interest income accretion

Interest Income and Amortization Expense
Yields on Covered Loans and Indemnification Asset
8 Quarter Average =
4.56%

2.40%
2.20%
2.00%
1.80%
2.33%
2.13%
2.12%
2.11%
1.97%
1Q12
2Q12
3Q12
4Q12
1Q13

2.40%
2.20%
2.00%
1.80%
2.31%
2.09%
2.12%
2.11%
1.99%
1Q12
2Q12
3Q12
4Q12
1Q13

CenterState
BANKS, INC.

14

ALLL – Non-Covered Loans
FAS 5 Component Total ALLL – Non-Covered Loans
Loan Balance ALLL
Loans (Fas 5)
$1,096,911 $21,641 1.97%
Impaired Loans (Fas 114) 40,104 990 2.47%
Total Non-Covered Loans
$1,137,015 $22,631 1.99%
ALLL as a % of NPLs= 91%

Florida is on the Mend

169,529
130,386
94,168
93,052
12/2010
12/2011
12/2012
3/2013

11.4
8.3
5.5
5.3
12/2010
12/2011
12/2012
3/2013

CenterState
Bank of Florida, N.A.

Florida housing is now a Tailwind

Single Family Inventory
Months Supply of Inventory
•
Median single family home prices are up 15% from last year*
• Pending home sales are up 23% from last year*
• Median days on the market are down 21% from last year*
Source: Florida Realtors Yearly Market Detail (December 2012 Single Family Homes) and Monthly Market Detail (March 31, 2013)
* Data from March 31, 2012 to March 31, 2013

$80
$60
$40
$20
$0
$40
$35
$44
$54
$59
$62
$77
$56
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

New Loan Production Loan Trends as of March 31, 2013 17 Excluding FDIC covered assets

80%
78%
75%
73%
70%
79%
78%
76%
78%
77%
77%
76%
74%
76%
73%
1Q12
2Q12
3Q12
4Q12
1Q13
Efficiency Ratio*
Efficiency ratio, excluding Correspondent Banking**

CenterState BANKS, INC.

10
Efficiency Ratio
Operating Efficiencies
* Efficiency Ratio is defined as follows: [non-interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] / [net interest income (fully tax equivalent) + non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
**Efficiency Ratio, excluding Correspondent Banking is defined as follows: [non-interest expense – Correspondent Banking non-
interest expense – intangible amortization – credit related expenses – merger related expenses – other nonrecurring expense] /
[net interest income (fully tax equivalent) – Correspondent Banking net interest income + non-interest income – Correspondent
Banking non-interest income – gain on sale of AFS securities – FDIC indemnification revenue – nonrecurring income]
19

2,500
2,000
1,500
1,000
500
0
$ in millions
2008 – 2012 CAGR: 19.1%
565
460
239
317
433
28%
23%
12%
16%
21%
2008
2009
2010
2011
2012
3/31/13
Time Deposits
MMDA
Savings
NOW
DDA

120,000
80,000
40,000
0
2008 – 2012 CAGR: 24.8%
43,974
54,561
78,874
96,699
106,621
107,074
11,001
12,025
14,998
15,277
13,592
12,723
2008
2009
2010
2011
2012
3/31/2013
Time Deposits
Core Deposits

CenterState
BANKS, INC.

• Value of core deposits not fully realized in this low rate environment.
• Approximately 119,797 total accounts - $16,808 average balance per account
Core deposits defined as non-time deposits.
Total Deposits Number of Deposit Accounts
9
Building Franchise Value with Core Deposits
19

> $1.0 bn & Public
5 Banks
> $1.0 bn & Private
15 Banks
$500 mm - $1.0 bn
25 Banks
$250 - $500 mm
39 Banks
< $250 mm
103 Banks
TALLAHASSEE
JACKSONVILLE
ORLANDO
MIAMI

CenterState BANKS, INC.

CSFL Advantages
• CSFL is one of only five major
exchange traded banks
headquartered in FL with assets
between $1 billion and $10 billion
• Proven experience through 8
successful acquisitions in the past 3
years
• Disproportionate number of sellers
versus very few buyers
• The number of small, distressed
Florida institutions remains high
CSFL – Best Positioned Florida Consolidator
Source: SNL Financial
Data as of MRQ available

• Lifetime local bankers • Florida economy improving • CSFL metrics improving with better performance anticipated • A favorable valuation and entry point for investment Summary 21

Appendix

25.00
20.00
15.00
10.00
5.00
18.9
19.7
19.3
18.0
18.8
18.7
19.1
17.6
17.8
17.6
17.9
18.5
11.3
10.9
10.3
10.0
10.1
10.3
10.5
9.0
9.2
9.6
9.9
10.1
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Total Risk-Based Capital Ratio
Tier 1 Leverage Ratio

CenterState BANKS, INC.

Total Risk-Based & Tier 1 Leverage

• Two successful capital raises in 2009 and 2010 totaling $114 million
• First publicly traded bank in Florida to successfully complete a capital raise during financial crisis in 2009
• Over 50 “Blue Chip” active institutional investors – Average daily volume (3m) approximates 32,000 shares
• Institutions committed to capitalize additional FDIC accretive transactions
Capital

Consumer / Other 5%
Commercial & Industrial 10%
Construction, A&D, & Land 5%
Comm RE - Non Owner Occupied 19%
Residential Real Estate 38%
Comm RE - Owner Occupied 23%

CenterState BANKS, INC.

Total Loans by Type Total Loans Detail
Loan Type
No. of
Loans Balance
Avg Loan
Balance
Residential Real
Estate
4,075
$ 433 MM
$106,200
CRE-Owner
Occupied
714
$ 263 MM
$368,300
CRE-Non Owner
Occupied
475
$ 216 MM
$454,700
Construction,
A&D, & Land
439
$ 59 MM
$134,400
Commercial &
Industrial
1,205
$ 115 MM
$95,400
Consumer & All
Other
2,760
$ 51 MM
$18,500
Total
9,669
$ 1,137 MM
$117,600
Total Loan Portfolio
as of March 31, 2013

Excluding FDIC covered assets

$0
$25
$50
$75
$100
$125

		% of CRE Loans	Avg. Loan Amount ($000)
RV Parks	$0.05	0.0%	$50
Funeral Homes	$0.54	0.1%	$275
Aviation	$1.17	0.2%	$591
Car Washes	$1.38	0.3%	$348
Hotel/Lodging	$2.35	0.5%	$1,185
Auto Dealerships	$3.44	0.7%	$1,732
Mini Warehouse	$11.56	2.6%	$549
Mobile Home Park	$12.83	2.7%	$719
Resi Multi Family	$15.50	3.5%	$234
Restaurant	$20.64	4.2%	$523
Agriculture	$21.05	4.4%	$296
Other CRE	$25.47	4.6%	$524
Strip Center	$26.13	6.1%	$393
Warehouse	$33.37	6.9%	$484
Medical	$33.98	7.0%	$512
Industrial	$36.15	7.6%	$544
Church/Education	$56.11	11.8%	$549
Retail	$77.20	15.5%	$375
Office	$99.88	21.3%	$298
		100.0%	**$401**

$0
$7
$14
$21
$28

		% of CDL Loans	Avg. Loan Amt ($000)
Constr - Other	$0.22	0.4%	$75
Developed Land	$0.24	0.4%	$240
Constr - Medical	$0.47	0.8%	$237
Constr - Retail	$0.76	1.3%	$381
Constr - Restaurant	$1.0	1.7%	$1,021
Constr - Spec Home	$1.14	1.9%	$571
Constr - Church/Edu	$2.73	4.6%	$1,366
Constr - Single Fam	$3.4	5.7%	$211
Raw Land-Future Resi	$9.85	16.6%	$394
Individual Resi Lot	$19.3	32.3%	$61
Raw Land-Future Comm	$20.45	34.3%	$288
		100.0%	**$135**

CenterState
BANKS, INC.

Commercial Real Estate by Type ($MM) Construction Loans by Type ($MM)
C&D concentration – 15% vs. 100%
• 55% Owner Occupied
CRE concentration – 105% vs. 300%
CRE Concentrations
as of March 31, 2013
Excluding FDIC covered assets

Consumer, $690 (36)
Commercial , $1,561 (26)
Constr, Dev, Land, $2,284 (19)
3%
6%
9%
45%
37%
Residential, $11,014 (89)
Comm RE, $9,223 (33)

Other Repo, $380 (9)
1-4 Family, $830 (6)
6%
13%
Vacant Land, $2,240 (12)
34%
33%
Comm Buildings, $2,186 (14)
14%
Resi Lots, $930 (10)

CenterState
BANKS, INC.

Non-Performing Loans ($M)
• $6,566M
• OREO & Repos are carried at 47% of Unpaid
Principal Balance
Data as of  6/30/12
OREO & Repo ($M)
• $24,772M (2.18% of Gross Loans)
• NPLs are carried at 78% of Unpaid Principal Balance
• Current NPLs at 25%
NPA Breakout
as of March 31, 2013

Excluding FDIC covered assets

$4
$2
$-
$(2)
$ in millions
$2.7
$0.8
$1.7
$1.8
($0.3)
1Q12
2Q12
3Q12
4Q12
1Q13

$5
$4
$3
$2
$1
$-
$ in millions
$4.7
$2.7
$1.3
$1.8
$1.1
1Q12
2Q12
3Q12
4Q12
1Q13

$4
$3
$2
$1
$-
$ in millions
$3.3
$1.8
$2.9
$2.4
$0.7
1Q12
2Q12
3Q12
4Q12
1Q13

CenterState BANKS, INC.

Net Charge-Offs (NCOs) Loan Loss Provision (LLP)
Excludes FDIC covered loans
Total Credit Costs
•
Provision expense trending downward
•
Net charge-offs trending downward
•
Total credit cost trending downward
Credit Cost

$600
$500
$400
$300
$200
$100
$-
$ in millions
$316
$429
$347
$488
$328
$464
$310
$442
$284
$394
1Q12
2Q12
3Q12
4Q12
1Q13
Carrying Balance
Unpaid Principal Balance

12.00%
10.00%
8.00%
6.00%
4.00%
6.69%
6.69%
7.51%
6.84%
7.03%
6.56%
7.71%
7.71%
11.06%
8.42%
1Q12
2Q12**
3Q12**
4Q12
1Q13**
Average Yield, as reported
Average Yield, as adjusted

CenterState BANKS, INC.

Covered Loans – Average Yields* Covered Loans – Average Balances* Covered Loans 28 * Adjusted for measurement period adjustment. ** Excluding accelerated accretion related to ASC 310-10 loans

$ in millions
$1,150
$1,125
$1,100
$1,075
$1,117
$1,122
$1,130
$1,138
$1,136
1Q12
2Q12
3Q12
4Q12
1Q13

5.30%
5.15%
5.00%
4.85%
4.70%
5.23%
5.20%
5.08%
5.02%
4.92%
1Q12
2Q12^
3Q12^^
4Q12^^
1Q13

$ in millions
$80
$60
$40
$20
$43
$54
$48
$59
$52
$62
$55
$77
$44
$56
1Q12
2Q12
3Q12
4Q12
1Q13
Funded Loans
Total Loan Production

4.50%
4.40%
4.30%
4.20%
4.10%
4.34%
4.43%
4.40%
4.31%
4.27%
1Q12
2Q12
3Q12
4Q12
1Q13

CenterState
BANKS, INC.

Non-Covered Loans

Non-Covered Loans - Average Yields Non-Covered Loans – Average Balances
New Loan Production
New Loan Production – Average Yields
^     Adjusted for non-accrual loan upgrades
^^   Adjusted for accelerated accretion related to noncovered ASC 310-10 loans

11
Branch Consolidation – 15  ( 11 FDIC / 4 Legacy)
Reduction in Force - 85
Data Processing Conversions – Complete July 2012
Merger of Subsidiaries – Complete June 2012
Events since 1-1-12
Focus on Efficiency and Core Earnings - 2012

100%
80%
60%
40%
20%
0%
70%
72%
74%
76%
79%
30%
28%
26%
24%
21%
1Q12
2Q12
3Q12
4Q12
1Q13
Time Deposits
Non Time Deposits

0.50%
0.40%
0.30%
0.20%
0.43%
0.38%
0.34%
0.31%
0.28%
1Q12
2Q12
3Q12
4Q12
1Q13

CenterState
BANKS, INC.

32 31 Cost of Deposits Period End Balances / Total Deposits Cost of Deposits

Certificates of Deposits 21%
Demand Deposits 28%
Money Market 16%
Savings Accounts 12%
NOW Accounts 23%

CenterState BANKS, INC.

Total  Deposits by Type Total Deposits Detail
23
Total Deposit Portfolio
as of March 31, 2013
Deposit Type
No. of
Deposits Balance
Avg Deposit
Balance
Demand
Deposits
39,160 $ 565 MM
$14,400
Now Accounts 46,462 $ 460 MM
$9,900
Savings
Deposits
18,217
$ 239 MM
$13,100
Money Market 3,235 $ 317 MM
$97,900
Certificates of
Deposits
12,723
$ 433 MM
$34,000
Total 119,797 $ 2,014 MM
$16,800

CenterState

BANKS, INC.

www.centerstatebanks.com